UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2024

OrthoPediatrics Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-38242	26-1761833
(Commission File Number)	(IRS Employer Identification No.)

2850 Frontier Drive Warsaw, Indiana	46582
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 268-6379

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00025 par value per share	KIDS	Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 1.01	ENTRY INTO OR AMENDMENT OF A MATERIAL DEFINITIVE AGREEMENT.

Term Loan Agreement

On August 12, 2024, the previously announced Credit Agreement and Guaranty (the “Term Loan Agreement”), dated August 5, 2024, by and among OrthoPediatrics Corp. (the “Company”) and its wholly owned domestic subsidiaries, as borrowers, one or more funds managed by Braidwell LP, as lenders, and Wilmington Trust, National Association, as agent, was closed and the $25,000,000 Initial Term Loan Commitment was funded.

Indenture and Convertible Notes

Also on August 12, 2024, the Company issued $50.0 million in aggregate principal amount of the Company’s 4.75% Convertible Senior Notes due February 15, 2030 (the “Notes”) pursuant to the previously announced Purchase Agreement (the “Purchase Agreement”), dated August 5, 2024, by and between the Company and Braidwell Transaction Holdings LLC – Series 10 (the “Purchaser”). The Notes were issued pursuant to, and are governed by, an indenture (the “Indenture”), dated as of August 12, 2024, between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”). The Indenture and form of Notes are also filed as Exhibits 4.1 and 4.2 hereto, and are incorporated herein by reference.

The terms and conditions of the Term Loan Agreement, Purchase Agreement, Indenture and Notes are summarized in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 5, 2024.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

The disclosure set forth in Item 1.01 above is incorporated by reference into this Item 3.02. The Notes were issued to the Purchaser in reliance upon Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) in a transaction not involving any public offering. For the first twelve (12) months following the purchase, the Notes may only be resold by the Purchaser to persons whom the Purchaser reasonably believes are “qualified institutional buyers,” as defined in, and in accordance with, Rule 144A under the Securities Act. Any shares of the Company’s common stock that may be issued upon conversion of the Notes will be issued in reliance upon Section 3(a)(9) of the Securities Act as involving an exchange by the Company exclusively with its security holders. Initially, a maximum of 1,691,470 shares of the Company’s common stock may be issued upon conversion of the Notes, based on the initial maximum conversion rate of 33.8294 shares of common stock per $1,000 principal amount of Notes, which is subject to customary anti-dilution adjustment provisions.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

Exhibit No.	Description of Exhibit

4.1	Indenture, dated as of August 12, 2024, between OrthoPediatrics Corp. and U.S. Bank Trust Company, National Association, as trustee

4.2	Form of 4.75% Convertible Senior Notes due February 15, 2030

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2024

OrthoPediatrics Corp.

By:	/s/ Daniel J. Gerritzen
Daniel J. Gerritzen,
General Counsel and Secretary